Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Sino Fortune Holding Corporation (the “Company”), hereby certifies, to such officer’s knowledge, that the Company’s transition report on Form 10-K for the period from November 1, 2015 through December 31, 2015 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 19, 2016	/s/Jing Xie
Jing Xie
Chief Executive Officer and Chief Financial Office
(Principal Executive Officer, Principal Financial and Accounting Officer)